                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vinod Gupta and Stormy Dean, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                    SIGNATURE                             TITLE                             DATE
                    ---------                             -----                             ----

/s/ VINOD GUPTA                               Chairman of the Board and Chief          March 30, 2001
---------------                               Executive Officer (principal
Vinod Gupta                                   executive officer)

/s/ STORMY L. DEAN                            Chief Financial Officer                  March 30, 2001
------------------                            (principal accounting officer and
Stormy L. Dean                                principal financial officer)

/s/ J. ROBERT KERREY                          Director                                 March 30, 2001
--------------------
J. Robert Kerrey

/s/ ROB S. CHANDRA                            Director                                 March 30, 2001
------------------
Rob S. Chandra

/s/ CYNTHIA H. MILLIGAN                       Director                                 March 30, 2001
-----------------------
Cynthia H. Milligan

/s/ GEORGE F. HADDIX                          Director                                 March 30, 2001
--------------------
George F. Haddix

/s/ ELLIOT S. KAPLAN                          Director                                 March 30, 2001
--------------------
Elliot S. Kaplan

/s/ HAROLD ANDERSEN                           Director                                 March 30, 2001
-------------------
Harold Andersen

/s/ PAUL A. GOLDNER                           Director                                 March 30, 2001
-------------------
Paul A. Goldner